FOURTH QUARTER & FULL YEAR 2014 EARNINGS CONFERENCE CALL February 13, 2015

Overview Page 2 See reconciliations of organic revenue change on pages 20 and 21, operating income on page 25 and diluted EPS on page 24. • Organic revenue growth was 4.8% in Q4 and 5.5% for the full year • Q4 operating income was $433 million, operating margin was 19.6% • FY operating income was $788 million, an increase of 20% from last year’s adjusted operating income • FY operating margin was 10.5%, an improvement of 120 basis points • Diluted EPS for the full year was $1.12 and was $0.98 ex-tax benefit in Q4 and charge in Q2 for early debt redemption • Repurchased 15 million shares during 2014 • Increased quarterly dividend 26% and authorized new $300 million share repurchase program

Operating Performance (Amounts in Millions, except per share amounts) Page 3 2014 2013 Revenue 2,207.1$ 2,122.7$ Salaries and Related Expenses 1,266.4 1,199.6 Office and General Expenses 507.6 538.1 Operating Income before Restructuring Charges 433.1 385.0 Operating Margin % before Restructuring Charges 19.6% 18.1% Restructuring and Other Reorganization-Related Charges, net 0.1 60.6 Operating Income 433.0 324.4 Operating Margin % 19.6% 15.3% Interest Expense (21.4) (24.7) Interest Income 7.1 6.7 Other (Expense) Income, net (0.1) 7.7 Income Before Income Taxes 418.6 314.1 Provision for Income Taxes 87.9 103.2 Equity in Net Income of Unconsolidated Affiliates 0.6 1.2 Net Income 331.3 212.1 Net Income Attributable to Noncontrolling Interests (22.4) (19.0) 308.9$ 193.1$ Earnings per Share Available to IPG Common Stockholders: Basic 0.75$ 0.45$ Diluted 0.73$ 0.44$ Weighted-Average Number of Common Shares Outstanding: Basic 413.7 425.1 Diluted 421.2 435.2 Dividends Declared per Common Share 0.095$ 0.075$ Three Months Ended December 31, Net Income Available to IPG Common Stockholders

Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 20 and 21. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), Lowe & Partners, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists $ % Change $ % Change December 31, 2013 2,122.7$ 7,122.3$ Total change 84.4 4.0% 414.8 5.8% Foreign currency (49.3) (2.3%) (75.5) (1.0%) Net acquisitions/(divestitures) 31.2 1.5% 95.3 1.3% Organic 102.5 4.8% 395.0 5.5% December 31, 2014 2,207.1$ 7,537.1$ Three Months Ended Twelve Months Ended 2014 2013 Total Organic 2014 2013 Total Organic IAN 1,821.0$ 1,747.9$ 4.2% 5.7% 6,097.3$ 5,795.6$ 5.2% 5.5% CMG 386.1$ 374.8$ 3.0 0.6 1,439.8$ 1,326.7$ 8.5 5.8 Change Twelve Months Ended Change Three Months Ended December 31, December 31,

Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 20 and 21. Total Organic Total Organic United States 4.3% 3.4% 5.3% 4.7% Internatio al 3.6% 6.4% 6.5% 6.6% United Kingdom 8.9% 5.4% 21.1% 10.6% Continental Europe (6.0%) (4.1%) 0.5% (1.3%) Asia Pacific 10.8% 12.8% 6.2% 8.0% Latin America (0.5%) 11.0% 1.3% 10.8% All Other Markets 7.5% 11.7% 4.4% 8.8% Worldwide 4.0% 4.8% 5.8% 5.5% Three Months Ended December 31, 2014 Twelve Months Ended December 31, 2014

5.2% (0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Organic Revenue Growth Page 6 See reconciliation on page 22. Trailing Twelve Months 5.5%

See reconciliations of organic measures on pages 20 and 21. Expenses ($ in Millions) Page 7 Salaries & Related 2014 2013 $ Total Organic Three Months Ended December 31, 1,266.4$ 1,199.6$ 66.8$ 5.6% 6.4% % of Revenue 57.4% 56.5% Three months severance 23.3$ 12.0$ 11.3$ 94.2% % of Revenue 1.1% 0.6% Twelve Months Ended December 31, 4,820.4$ 4,545.5$ 274.9$ 6.0% 5.6% % of Revenue 64.0% 63.8% Twelve months severance 71.5$ 80.8$ (9.3)$ (11.5%) % of Revenue 0.9% 1.1% Office & General 2014 2013 $ Total Organic Three Months Ended December 31, 507.6$ 538.1$ (30.5)$ (5.7%) (4.6%) % of Revenue 23.0% 25.3% Three months occupancy expense (ex-D&A) 124.9$ 132.3$ (7.4)$ (5.6%) % of Revenue 5.7% 6.2% Twelve Months Ended December 31, 1,928.1$ 1,917.9$ 10.2$ 0.5% 0.5% % of Revenue 25.6% 26.9% Twelve months occupancy expense (ex-D&A) 503.8$ 503.6$ 0.2$ 0.0% % of Revenue 6.7% 7.1% Change Change

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 9.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Adjusted operating margin before our Q4 2013 restructuring charge that differs from reported operating margin is represented in green. See reconciliation of adjusted operating margin on page 25. Operating Margin Page 8 Trailing Twelve Months

Adjusted Diluted Earnings Per Share Page 9 See full reconciliations of adjusted diluted earnings per share on pages 24 and 25. (Amounts in Millions, except per share amounts) As Reported Valuation Allowance Reversal, Net Adjusted Results As Reported Restructuring Charges Adjusted Results Income Before Income Taxes 418.6$ 418.6$ 314.1$ (60.6)$ 374.7$ Provision for Income Taxes (87.9) 67.6$ (155.5) (103.2) 9.7 (112.9) Effective Tax Rate 21.0% 37.1% 32.9% 30.1% Diluted EPS Components: Net Income Available to IPG Common Stockholders 308.9$ 67.6$ 241.3$ 193.1$ (50.9)$ 244.0$ Weighted-Average Number of Common Shares Outstanding 421.2 421.2 435.2 435.2 Earnings Per Share Available to IPG Common Stockholders 0.73$ 0.16$ 0.57$ 0.44$ (0.12)$ 0.56$ Three Months Ended December 31, 2014 Three Months Ended December 31, 2013

Adjusted Diluted Earnings Per Share Page 10 (Amounts in Millions, except per share amounts) As Reported Valuation Allowance Reversal, Net Loss on Early Extinguishment of Debt Adjusted Results As Reported Restructuring Charges Loss on Early Extinguishment of Debt Adjusted Results Incom Before Income Taxes 720.7$ (10.4)$ 731.1$ 468.0$ (60.6)$ (45.2)$ 573.8$ Provision for Income Taxes (216.5) 67.6$ 3.8 (287.9) (181.2) 9.7 16.9 (207.8) Effective Tax Rate 30.0% 39.4% 38.7% 36.2% Diluted EPS Components: Net Income Available to IPG Common Stockholders 477.1$ 67.6$ (6.6)$ 416.1$ 260.0$ (50.9)$ (28.3)$ 347.9$ Weighted-Average Number of Common Shares Outstanding 425.4 425.4 429.6 443.3 Earnings Per Share Available to IPG Common Stockholders 1.12$ 0.16$ (0.02)$ 0.98$ 0.61$ (0.11)$ (0.06)$ 0.78$ Twelve Months Ended December 31, 2014 Twelve Months Ended December 31, 2013 (1) 2013 adjusted diluted net income available to IPG common stockholders includes $8.7 of dilutive securities that were not dilutive in our 2013 reported financial results. See full reconciliations of adjusted diluted earnings per share on pages 24 and 25. (1)

Balance Sheet – Current Portion ($ in Millions) Page 11 December 31, December 31, 2014 2013 CURRENT ASSETS: Cash and cash equivalents 1,660.6$ 1,636.8$ Marketable securities 6.6 5.3 Accounts receivable, net 4,376.6 4,565.4 Expenditures billable to clients 1,424.2 1,536.4 Other current assets 342.2 340.1 Total current assets 7,810.2$ 8,084.0$ CURRENT LIABILITIES: Accounts payable 6,558.0$ 6,914.2$ Accrued liabilities 796.0 718.4 Short-term borrowings 107.2 179.1 Current portion of long-term debt 2.1 353.6 Total current liabilities 7,463.3$ 8,165.3$

2014 2013 NET INCOME 331$ 212$ OPERATING ACTIVITIES Depreciation & amortization 59 53 Deferred taxes 35 40 Other non-cash items (5) 13 Change in working capital, net 627 657 Other non-current assets & liabilities 4 48 Net cash provided by Operating Activities 1,051 1,023 INVESTING ACTIVITIES Capital expenditures (55) (81) Acquisitions & deferred payments, net (5) (14) Business, investment & fixed asset purchases/sales, net 1 (2) Net cash used in Investing Activities (59) (97) FINANCING ACTIVITIES Repurchase of common stock (127) (201) Common stock dividends (39) (32) Net decrease in short-term bank borrowings (19) (8) Distributions to noncontrolling interests (3) (5) Preferred stock dividends - (3) Exercise of stock options 8 3 Excess tax benefit from share-based payment arrangements 12 (9) Other financing activities (1) (1) Net cash used in Financing Activities (169) (256) Currency Effect (58) (33) Increase in Cash & S/T Marketable Securities 765$ 637$ Three Months Ended December 31, Cash Flow ($ in Millions) Page 12 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 23. (1)

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,663 $1,733 $1,000 $1,500 $2,000 $2,500 $3,000 2007 2008 2009 2010 2011 2012 2013 2014 $2,450 Total Debt (1) ($ in Millions) Page 13 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. December 31,

473 466 432 421 419 412 85 75 49 22 6 6 300 350 400 450 500 550 600 2010 2011 2012 2013 2014 As of December 31, 2014 Basic Shares Dilutive Shares 541 558 481 443 425 418 Total Shares: Basic and Eligible for Dilution (1) Page 14 (1) Includes basic common shares outstanding, restricted shares and in-the-money stock options, and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-average (Amounts in Millions) (2)

• Outperformed our FY-14 financial objectives • Traction from key strategic initiatives  Quality of our agency offerings, creative talent and “open architecture” solutions  Strength in digital and high-growth regions  Effective expense management • Focus is on continued margin improvement • Financial strength continues to be a source of value creation  Lower cost of debt  Raised dividend and authorized new share repurchase program Summary Page 15

Appendix

2014 2013 Revenue 7,537.1$ 7,122.3$ Salaries and Related Expenses 4,820.4 4,545.5 Office and General Expenses 1,928.1 1,917.9 Operating Income before Restructuring Charges 788.6 658.9 Operating Margin % before Restructuring Charges 10.5% 9.3% Restructuring and Other Reorganization-Related Charges, net 0.2 60.6 Operating Income 788.4 598.3 Operating Margin % 10.5% 8.4% Interest Expense (84.9) (122.7) Interest Income 27.4 24.7 Other Expense, net (10.2) (32.3) Income Before Income Taxes 720.7 468.0 Provision for Income Taxes 216.5 181.2 Equity in Net Income of Unconsolidated Affiliates 1.2 2.1 Net Income 505.4 288.9 Net Income Attributable to Noncontrolling Interests (28.3) (21.0) Net Income Attributable to IPG 477.1 267.9 Dividends on Preferred Stock - (8.7) 477.1$ 259.2$ Earnings per Share Available to IPG Common Stockholders: Basic 1.14$ 0.62$ Diluted 1.12$ 0.61$ Weighted-Average Number of Common Shares Outstanding: Basic 419.2 421.1 Diluted 425.4 429.6 Dividends Declared per Common Share 0.38$ 0.30$ Net Income Available to IPG Common Stockholders Twelve Months Ended December 31, Operating Performance (Amounts in Millions, except per share amounts) Page 17

2014 2013 NET INCOME 505$ 289$ OPERATING ACTIVITIES Depreciation & amortization 222 209 Deferred taxes 84 69 Non-cash (gain) loss on early extinguishment of debt (1) 15 Other non-cash items 22 17 Change in working capital, net (131) (10) Other non-current assets & liabilities (31) 4 Net cash provided by Operating Activities 670 593 INVESTING ACTIVITIES Capital expenditures (149) (173) Acquisitions & deferred payments, net (68) (62) Business, investment & fixed asset purchases/sales, net 17 (1) Net cash used in Investing Activities (200) (236) FINANCING ACTIVITIES Proceeds from issuance of long-term debt 499 - Purchase of long-term debt (351) (602) Repurchase of common stock (275) (482) Common stock dividends (159) (126) Net (decrease) increase in short-term bank borrowings (63) 5 Distributions to noncontrolling interests (17) (15) Acquisition-related payments (14) (28) Preferred stock dividends - (12) Excess tax benefit from share-based payment arrangements 17 - Exercise of stock options 20 47 Other financing activities (1) 1 Net cash used in Financing Activities (344) (1,212) Currency Effect (101) (94) Increase (Decrease) in Cash & S/T Marketable Securities 25$ (949)$ Twelve Months Ended December 31, Cash Flow ($ in Millions) Page 18 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 23. (1)

Depreciation and Amortization ($ in Millions) Page 19 Q1 Q2 Q3 Q4 FY 2014 Depreciation and amortization of fixed assets and intangible assets 40.5$ 40.2$ 41.0$ 41.3$ 163.0$ Amortization of restricted stock and other non-cash compensation 15.1 11.1 11.7 16.4 54.3 Net amortization of bond discounts and deferred financing costs 1.0 1.3 1.4 1.4 5.1 Q1 Q2 Q3 Q4 FY 2013 Depreciation and amortization of fixed assets and int gible assets 38.2$ 39.2$ 40.5$ 39.5$ 157.4$ Amortization of restricted stock and other non-cash compensation 15.5 9.4 8.0 10.2 43.1 Net amortization of bond discounts and deferred financing costs 1.4 2.6 1.4 3.2 8.6 2014 2013

Reconciliation of Organic Measures ($ in Millions) Page 20 Three Months Ended December 31, 2013 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended December 31, 2014 Organic Total Segment Revenue IAN 1,747.9$ (46.0)$ 19.0$ 100.1$ 1,821.0$ 5.7% 4.2% CMG 374.8 (3.3) 12.2 2.4 386.1 0.6% 3.0% Total 2,122.7$ (49.3)$ 31.2$ 102.5$ 2,207.1$ 4.8% 4.0% Geographic United States 1,105.0$ -$ 10.2$ 37.1$ 1,152.3$ 3.4% 4.3% International 1,017.7 (49.3) 21.0 65.4 1,054.8 6.4% 3.6% United Kingdom 178.1 (0.1) 6.4 9.6 194.0 5.4% 8.9% Continental Europe 280.2 (15.5) 10.0 (11.4) 263.3 (4.1%) (6.0%) Asia Pacific 254.8 (10.7) 5.5 32.6 282.2 12.8% 10.8% Latin America 151.7 (16.5) (0.9) 16.7 151.0 11.0% (0.5%) All Other Markets 152.9 (6.5) - 17.9 164.3 11.7% 7.5% Worldwide 2,122.7$ (49.3)$ 31.2$ 102.5$ 2,207.1$ 4.8% 4.0% Expenses Salaries & Related 1,199.6$ (31.0)$ 20.9$ 76.9$ 1,266.4$ 6.4% 5.6% Office & General 538.1 (11.7) 6.1 (24.9) 507.6 (4.6%) (5.7%) Total 1,737.7$ (42.7)$ 27.0$ 52.0$ 1,774.0$ 3.0% 2.1% Components of Change Change Organic

Reconciliation of Organic Measures ($ in Millions) Page 21 Twelve Months Ended December 31, 2013 Foreign Currency Net Acquisitions / (Divestitures) Organic Twelve Months Ended December 31, 2014 Organic Total Segment Revenue IAN 5,795.6$ (76.7)$ 61.0$ 317.4$ 6,097.3$ 5.5% 5.2% CMG 1,326.7 1.2 34.3 77.6 1,439.8 5.8% 8.5% Total 7,122.3$ (75.5)$ 95.3$ 395.0$ 7,537.1$ 5.5% 5.8% Geographic United States 3,972.6$ -$ 24.8$ 186.6$ 4,184.0$ 4.7% 5.3% International 3,149.7 (75.5) 70.5 208.4 3,353.1 6.6% 6.5% United Kingdom 568.3 30.9 29.0 60.1 688.3 10.6% 21.1% Continental Europe 800.6 (5.2) 19.7 (10.4) 804.7 (1.3%) 0.5% Asia Pacific 868.9 (35.6) 20.1 69.1 922.5 8.0% 6.2% Latin America 464.5 (46.0) 1.7 50.2 470.4 10.8% 1.3% All Other Markets 447.4 (19.6) - 39.4 467.2 8.8% 4.4% Worldwide 7,122.3$ (75.5)$ 95.3$ 395.0$ 7,537.1$ 5.5% 5.8% Expenses Salaries & Related 4,545.5$ (38.3)$ 59.3$ 253.9$ 4,820.4$ 5.6% 6.0% Office & General 1,917.9 (19.7) 20.1 9.8 1,928.1 0.5% 0.5% Total 6,463.4$ (58.0)$ 79.4$ 263.7$ 6,748.5$ 4.1% 4.4% Components of Change Change

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of Change During the Period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1

Page 22

($ in Millions)

Reconciliation of Investing Cash Flow ($ in Millions) Page 23 2014 2013 2014 2013 INVESTING ACTIVITIES Net cash used in Investing Activities per presentation (59)$ (97)$ (200)$ (236)$ Purchase, sale and maturities of short-term marketable securities, net - - (1) 11 Net cash used in Investing Activities as reported (59)$ (97)$ (201)$ (225)$ Three Months Ended December 31, Twelve Months Ended December 31,

Reconciliation of Adjusted Results (1)

	Three Months Ended December 31, 2014			Twelve Months Ended December 31, 2014			
	As Reported	Valuation Allowance Reversal, Net (2)	Adjusted Results	As Reported	Valuation Allowance Reversal, Net (2)	Loss on Early Extinguishment of Debt (3)	Adjusted Results
Income Before Income Taxes	$ 418.6		$ 418.6	$ 720.7		$ (10.4)	$ 731.1
Provision for Income Taxes	(87.9)	$ 67.6	(155.5)	(216.5)	$ 67.6	3.8	(287.9)
Effective Tax Rate	***21.0%***		***37.1%***	***30.0%***			***39.4%***
Equity in Net Income of Unconsolidated Affiliates	0.6		0.6	1.2			1.2
Net Income Attributable to Noncontrolling Interests	(22.4)		(22.4)	(28.3)			(28.3)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$ 308.9	$ 67.6	$ 241.3	$ 477.1	$ 67.6	$ (6.6)	$ 416.1
Weighted-Average Number of Common Shares Outstanding - Basic	413.7		413.7	419.2			419.2
Add: Effect of Dilutive Securities							
Restricted Stock, Stock Options and Other Equity Awards	7.5		7.5	6.2			6.2
Weighted-Average Number of Common Shares Outstanding - Diluted	421.2		421.2	425.4			425.4
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.75		$ 0.58	$ 1.14			$ 0.99
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.73	$ 0.16	$ 0.57	$ 1.12	$ 0.16	$ (0.02)	$ 0.98

(1) The following table reconciles our reported results to our adjusted non-GAAP results that excludes the tax benefit from a net valuation allowance reversal on deferred tax assets during the fourth quarter of 2014, and the loss on early extinguishment of $350 in aggregate principal amount of our 6.25% Senior Unsecured Notes due 2014, which we redeemed in May 2014. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Net valuation allowance reversal of $67.6 consists of a reversal of $124.8 partially offset by the establishment of a valuation allowance of $57.2, both in Continental Europe.

(3) Loss on early extinguishment of debt of $10.4, primarily due to a redemption premium.

Page 24

(Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results (1)

	Three Months Ended December 31, 2013			Twelve Months Ended December 31, 2013			
	As Reported	Restructuring Charges	Adjusted Results	As Reported	Restructuring Charges	Loss on Early Extinguishment of Debt (2)	Adjusted Results
Operating Income	$ 324.4	$ (60.6)	$ 385.0	$ 598.3	$ (60.6)		$ 658.9
Operating Margin %	***15.3%***		***18.1%***	***8.4%***			***9.3%***
Income Before Income Taxes	314.1	(60.6)	374.7	468.0	(60.6)	$ (45.2)	573.8
Provision for Income Taxes	(103.2)	9.7	(112.9)	(181.2)	9.7	16.9	(207.8)
Effective Tax Rate	***32.9%***		***30.1%***	***38.7%***			***36.2%***
Equity in Net Income of Unconsolidated Affiliates	1.2		1.2	2.1			2.1
Net Income Attributable to Noncontrolling Interests	(19.0)		(19.0)	(21.0)			(21.0)
Dividends on Preferred Stock	-		-	(8.7)			(8.7)
Net Income Available to IPG Common Stockholders - Basic	$ 193.1	$ (50.9)	$ 244.0	$ 259.2	$ (50.9)	$ (28.3)	$ 338.4
Adjustments: Effect of Dilutive Securities							
Interest on 4.75% Notes	-		-	0.8			0.8
Dividends on Preferred Stock	-		-	-			8.7
Net Income Available to IPG Common Stockholders - Diluted	$ 193.1		$ 244.0	$ 260.0			$ 347.9
Weighted-Average Number of Common Shares Outstanding - Basic	425.1		425.1	421.1			421.1
Add: Effect of Dilutive Securities							
Restricted Stock, Stock Options and Other Equity Awards	6.9		6.9	5.2			5.2
4.75% Notes	-		-	3.3			3.3
Preferred Stock Outstanding	3.2		3.2	-			13.7
Weighted-Average Number of Common Shares Outstanding - Diluted	435.2		435.2	429.6			443.3
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.45		$ 0.57	$ 0.62			$ 0.80
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.44	$ (0.12)	$ 0.56	$ 0.61	$ (0.11)	$ (0.06)	$ 0.78

(1) The following table reconciles our reported results to our adjusted non-GAAP results that excludes the impact of restructuring charges and the loss on early extinguishment of $600 in aggregate principal amount of our 10.00% Senior Unsecured Notes due 2017, which we redeemed in July 2013. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Loss on early extinguishment of debt of $45.2 included a redemption premium of $30.0, the write-off of the remaining unamortized discount of $7.3 and unamortized debt issuance cost of $7.9.

Page 25

(Amounts in Millions, except per share amounts)

$17 $96 $86 $86 $16 $21 $8 $0 $25 $50 $75 $100 2014 2015 2016 2017 2018 2019 2020+ Actual Estimated Acquisition Payment Obligations (1) ($ in Millions) Page 26 (1) Amounts represent payments related to our previous acquisitions. Amounts include deferred payments, and payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, these estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable, though some are eligible for exercise in multiple years. The payment amounts are based on current estimates of financial performance and are subject to change. (2) For 2014, we made payments of $14 relating to transactions with consolidated subsidiaries and incurred compensation expense of $3. (2)

Metrics Update

Metrics Update Page 28 REVENUE By Client Sector SALARIES & RELATED Twelve Months Ended (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Twelve Months Ended (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G REAL ESTATE Total Square Feet FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

Revenue By Client Sector Page 29 Top 100 Clients for the years ended December 31 Approximately 55% of consolidated revenue (Unaudited data) Health Care 16% Tech & Telecom 20% Auto & Transportation 18% Food & Beverage 13% Consumer Goods 11% Financial Services 9% Retail 6% Other 7% 2013 Health Care 18% Tech & Telecom 18% Auto & Transportation 18% Food & Beverage 13% Consumer Goods 10% Financial Services 9% Retail 6% Other 8% 2014

Salaries & Related Expenses Page 30 Twelve Months Ended December 31 63.1% 63.8% 64.0% 60.0% 62.0% 64.0% 66.0% 2012 2013 2014 % of Revenue

2014 2013 Salaries & Related Expenses (% of Revenue) Page 31 Three and Twelve Months Ended December 31 “All Other Salaries & Related,” not shown, was 3.6% and 4.6% for the three months ended December 31, 2014 and 2013, respectively, and 3.2% for the twelve months ended December 31, 2014 and 2013. ######## 9/30/2008 6/30/2008 3/31/2008 45.0% 44.9% 52.6% 52.9% 40.0% 45.0% 50.0% 55.0% Base, Benefits & Tax Three Months Twelve Months 1.1% 0.6% 0.9% 1.1% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Twelve Months 3.7% 3.4% 3.8% 3.6% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Twelve Months 4.0% 3.0% 3.5% 3.0% 0.0% 2.0% 4.0% 6.0% Incentive Expense Three Months Twelve Months

Office & General Expenses Page 32 Twelve Months Ended December 31 27.1% 26.9% 25.6% 24.0% 26.0% 28.0% 30.0% 2012 2013 2014 % of Revenue

Office & General Expenses (% of Revenue) Page 33 Three and Twelve Months Ended December 31 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency gains (losses), long-lived asset impairments and other expenses. 2014 2013 ######## 9/30/2008 6/30/2008 3/31/2008 1.4% 1.7% 1.5% 1.7% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Twelve Months 5.7% 6.2% 6.7% 7.1% 3.0% 5.0% 7.0% 9.0% Occupancy Expense (ex-D&A) Three Months Twelve Months 3.1% 3.3% 3.4% 3.6% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Twelve Months 12.8% 14.1% 14.0% 14.5% 10.0% 12.0% 14.0% 16.0% All Other O&G Three Months Twelve Months

Real Estate Page 34 (Amounts in Millions) Total Square Feet as of December 31, 10.5 10.8 10.0 10.1 9.9 10.0 10.1 10.0 2.1 1.6 1.9 1.5 1.2 1.1 0.8 0.5 8.0 10.0 12.0 14.0 2007 2008 2009 2010 2011 2012 2013 2014 Occupied Sublease/Vacant 11.111.1 11.6 11.9 12.4 12.6 10.9 10.5

$1,642 $777 $901 $902 $1,667 $986 $985 $985 $984 $984 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 35 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

$1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 36 Twelve Months Ending December 31, 2014 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 17.80x II. Leverage Ratio (not greater than): 3.25x Actual Leverage Ratio: 1.72x Interest Coverage Ratio - Interest Expense Reconciliation Twelve Months Ending December 31, 2014 Interest Expense: $84.9 - Interest income 27.4 - Other 1.0 Net interest expense as defined: $56.5 EBITDA Reconciliation Twelve Months Ending December 31, 2014 Operating Income: $788.4 + Depreciation and amortization 217.3 EBITDA as defined: $1,005.7 Covenants

Cautionary Statement Page 37 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.